Calvert Variable Products (“VP”) Portfolios	Calvert Investments®
CALVERT VARIABLE PRODUCTS, INC.
Calvert VP Volatility Managed Moderate Portfolio ("Moderate")
Calvert VP Volatility Managed Moderate Growth Portfolio ("Moderate Growth")
Calvert VP Volatility Managed Growth Portfolio ("Growth")
4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2015, as revised October 13, 2015
This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with the Prospectus of the applicable Portfolio (collectively, the “Portfolios”) of Calvert Variable Products, Inc. (the “Fund”), dated April 30, 2015. Each Portfolio’s Prospectus may be obtained free of charge by writing the respective Portfolio at the above address, calling the Portfolio at (800) 368-2748, or by visiting our website at www.calvert.com.

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS OF THE PORTFOLIOS
Exchange-Traded Funds
Each Portfolio seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs” or “underlying ETFs”).  ETFs are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) and whose underlying assets are generally stocks or fixed income securities selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing NAV, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day's next calculated NAV.  Although there can be no guarantee that an ETF’s intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a taxable event for the ETF or its ongoing shareholders.
Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF's index), (iii) tracking error risk (the risk of errors in matching the ETF's underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. In addition, an ETF may trade at a discount from its NAV and because ETFs operate as open-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the Portfolios.  Therefore, a Portfolio’s purchase of an ETF results in the layering of expenses, such that shareholders of the Portfolio indirectly bear a proportionate share of any operating expenses of each ETF.
Limitations on Investments under the Investment Company Act of 1940 (“1940 Act”)
Section 12(d)(1) of the 1940 Act generally prohibits a Portfolio from acquiring: (i) more than 3% of another open-end investment company’s voting stock; (ii) securities of another open-end investment company with a value in excess of 5% of a Portfolio’s total assets (“5% Limit”); or (iii) securities of such other open-end investment company and all other open-end investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio’s total assets (“10% Limit”). In addition, Section 12(d)(1) generally prohibits another open-end investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other open-end investment company’s voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. Some underlying ETFs have obtained exemptive orders permitting other investment companies, such as the Portfolios, to acquire their securities in excess of the Section 12(d)(1) limits of the 1940 Act. The Portfolios currently are not relying on such exemptive orders.  However, the Portfolios may choose to rely on them in the future, and if they do so choose, they will comply with the conditions specified in such exemptive orders at that time. Otherwise, each Portfolio’s ETF investments will comply with Section 12(d)(1) of the 1940 Act.
Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (ii) the Portfolio has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price which includes a sales load of more than 1½% percent. An investment company that issues shares to a Portfolio pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. When the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, Section 12(d)(1)(F) also requires the Portfolio (or the Advisor acting on behalf of the Portfolio) to either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.
Each Portfolio and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any ETF pursuant to Section 12(d)(1)(F). Accordingly, when affiliated persons (such as other Portfolios of the Trust) hold shares of any of the ETFs, the Portfolio’s ability to invest fully in shares of those ETFs is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. Section 12(d)(1)(F) of the 1940 Act also provides that an ETF whose shares are purchased by a Portfolio will be obligated to redeem shares held by the Portfolio (to the extent that the Portfolio seeks redemption of those shares) only in an amount up to 1% of the ETF’s outstanding securities during any period of less than 30 days. Shares held by a Portfolio in excess of 1% of an ETF’s outstanding securities therefore, may under certain circumstances be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Portfolio’s total assets.  However, each Portfolio generally will trade ETF shares on secondary markets, and will look to those secondary markets for the purpose of determining whether the underlying ETFs are readily marketable.
Further, each Portfolio may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limit and the 10% Limit, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for funds of funds.
Under certain circumstances an ETF may determine to make payment of a redemption by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Portfolio may hold securities distributed by an ETF until the Adviser determines that it is appropriate to dispose of such securities.

SUPPLEMENTAL INFORMATION ON INVESTMENT POLICIES AND RISKS OF THE PORTFOLIOS AND THE UNDERLYING ETFs
The following discussion identifies the investment policies and risks of the Portfolios, the underlying ETFs and the securities which comprise the index each ETF tracks.  The discussion of each investment policy and risk is applicable to each Portfolio through its own activities or the investments of the underlying ETFs, unless indicated otherwise.
Foreign Securities
Investments in foreign securities may present risks not typically involved in domestic investments.  These securities are subject to the risk of currency fluctuation relative to the U.S. dollar.  Foreign securities may also involve different accounting, auditing, and financial reporting standards and various administrative difficulties such as delays in clearing and settling portfolio trades or in receiving payment of dividends or other distributions.  The Portfolios and the underlying ETFs may also invest in American Depositary Receipts ("ADRs") and other receipts evidencing ownership of foreign securities, such as Global Depositary Receipts ("GDRs"). ADRs are United States (" U.S.") dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring the ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials.  With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers' stock, the Portfolios and the underlying ETFs may avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations.  The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. GDRs can involve currency risk since they may not be U.S. dollar-denominated.
Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Portfolio or the underlying ETFs change investments from one country to another or convert foreign securities holdings into U.S. dollars.
U.S. government policies have at times, in the past, through imposition of currency controls, changes in tax policy and other restrictions, discouraged certain investments abroad by U.S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.
Emerging Market Securities.   Investing in emerging markets and in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. Emerging market can be defined as any country (other than the United States or Canada) that is not included in the MSCI Europe, Australasia, Far East ("EAFE") (Standard) Index. Investments in these countries may be riskier, and may be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse, and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Many of these countries are grappling with severe inflation or recession, high levels of national debt, and currency exchange problems. Governments in many emerging market countries participate to a significant degree in their economies and securities markets.  Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, severe cyclical climatic conditions, lack of significant history in operating under a market-oriented economy or political instability.  Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Variable Rate Obligations and Demand Notes
Variable rate obligations have a yield that is adjusted periodically based on changes in the level of prevailing interest rates. Variable rate obligations can have an interest rate fixed to a known lending rate, such as the LIBOR Index or SIFMA Index, and are automatically adjusted when the known rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments. This diminishes the risk of capital depreciation of variable rate obligations and demand notes and, consequently, of the shares of the Portfolios or underlying ETFs that invest in such securities. However, if interest rates decline, the yield of these securities will decline, causing the Portfolios and the underlying ETFs that hold such securities to forego the opportunity for capital appreciation.
Variable rate demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the paying agent and/or dealer. To ensure the ability of the issuer to make payment on demand, a bank letter of credit or other liquidity facility may support the note.
Tracking the Index
The process used by each underlying ETF to attempt to track the applicable index within its expected tracking error limit relies on assessing the difference between the ETF’s exposure to factors which influence returns and the index's exposure to those same factors. The combined variability of these factors and the correlation between factors are used to estimate the risk in the ETF. The extent to which the total risk characteristics of the ETF vary from that of the index is active risk or tracking error.
Small-Cap Issuers
The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.
Information concerning these securities may not be readily available so the securities’ issuers may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.
Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.
The small cap issuers in which an underlying ETF invests may include some micro-cap securities. The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Micro-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Therefore, an underlying ETF that holds micro-cap securities may involve considerably more risk of loss and its returns may differ significantly from ETFs that do not invest in micro-cap securities.
Mid-Cap Issuers
The securities of mid-cap issuers often have greater price volatility, lower trading volume, and less liquidity than the securities of larger, more established companies.  Investing in mid-cap issuers generally involves greater risk than investing in larger, established issuers. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Large-Cap Issuers
Investing in large-cap issuers generally involves the risk that these companies may grow more slowly than the economy as a whole or not at all. Compared to small and mid-cap companies, large cap companies are more widely followed in the market, which can make it more difficult to find attractive stocks that are not overpriced. Large-cap stocks also may be less responsive to competitive opportunities and challenges, such as changes in technologies, and may offer less potential for long-term capital appreciation.
Real Estate Investment Trusts
Real estate investment trusts ("REITs") are issuers that invest directly in real estate and whose securities trade on exchanges.  Risks associated with investments in securities of companies in the real estate industry include: a decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by the REITS, while mortgage REITs, which make construction, development, and long-term mortgage loans, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the 1940 Act.  If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by the shareholder.
Short-Term Instruments
Money market instruments are generally short-term investments that may include but are not limited to: (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit, bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar instruments; (iii) commercial paper; (iv) repurchase agreements; (v) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that are determined to be of comparable quality to obligations of U.S. banks; and (vi) money market funds.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Inflation Indexed or Adjusted Securities
The Portfolios or the underlying ETFs may invest in inflation-indexed bonds or inflation adjusted securities. Inflation indexed and adjusted securities are fixed income securities whose principal value or interest income is periodically adjusted based (directly or indirectly) on the rate of inflation. The U.S. Treasury and other issuers use a structure that adjusts the principal value of the bond based on the rate of inflation. Other issuers adjust the coupon that is used to determine the periodic interest payment using an inflation adjustment.
Inflation-indexed securities currently issued by the U.S. Treasury (“TIPS”) have maturities of five, ten or thirty years. However, it is possible that securities with other maturities may be issued. TIPS pay, on a semi-annual basis, interest equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS will pay the greater of the adjusted principal or the original principal, creating a guarantee with respect to the original bond principal, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolios may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed or adjusted securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between current stated (or nominal) interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed or adjusted securities. Conversely, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise and lead to a decrease in the value of inflation-indexed or adjusted bonds. Accordingly, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.
Adjustments for TIPS are based on the Consumer Price Index for All Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Other inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Other domestic issuers of inflation adjusted securities may utilize other measures and indications of inflation. There can be no assurance that the CPI-U or any other foreign or domestic inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
U.S. Government-Sponsored Obligations
U.S. government-sponsored obligations are debt and mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), commonly known as Fannie Maes and Freddie Macs, respectively.

Fannie Mae and Freddie Mac. Unlike Government National Mortgage Association ("GNMA") certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA's guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC's guarantee is backed by reserves set aside to protect holders against losses due to default.
In September 2008, the Federal Housing Finance Agency ("FHFA") placed FNMA and FHLMC into conservatorship with the objective of returning the entities to normal business operations; FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.
U.S. Government-Backed Obligations
U.S. government-backed obligations include debt and mortgage-backed securities issued by GNMA, commonly known as Ginnie Maes, and other U.S. government-backed obligations.
Ginnie Mae. Ginnie Maes are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. government guarantees that interest and principal will be paid when due.
Other U.S. Government Obligations. The Portfolios and the underlying ETFs may invest in other obligations issued or guaranteed by the U.S. government, its agencies, or its instrumentalities. (Certain obligations issued or guaranteed by a U.S. government agency or instrumentality may not be backed by the full faith and credit of the United States.)
Below-Investment Grade, High-Yield Debt Securities
Below-investment grade, high-yield debt securities are lower quality debt securities (generally those rated BB+ or lower by Standard & Poor’s Ratings Services ("S&P") or Ba1 or lower by Moody’s Investors Service, Inc. ("Moody's"), known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.)  Below-investment grade, high-yield debt securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.
Repurchase Agreements
Repurchase agreements are arrangements in which a Portfolio or an underlying ETF buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.
Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security.  If the seller defaults on its obligation to repurchase the applicable security and the value of that security declines, the Portfolio or underlying ETF may incur a loss and may incur expenses in selling that security.
The Portfolios will apply certain investment standards to help mitigate these risks, but the underlying ETFs may or may not have comparable standards.  The Portfolios will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the Portfolios’ Board of Directors.  In addition, the Portfolios will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller’s obligation to repurchase the applicable security and will monitor the market value of the applicable security during the term of the agreement.  If the value of the applicable security declines and is not at least equal to the repurchase price due to the Portfolio pursuant to the agreement, the Portfolio will require the seller to pledge additional securities or cash to secure the seller’s obligations pursuant to the agreement.

While an underlying security may mature after one year, repurchase agreements are generally for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.
Reverse Repurchase Agreements
Under a reverse repurchase agreement, a Portfolio or an underlying ETF sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Portfolio or the underlying ETF invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. Generally a Portfolio or an underlying ETF enters into a reverse repurchase agreement only when the interest income expected to be earned on the obligation in which the Portfolio or the underlying ETF plans to invest the proceeds exceeds the amount the Portfolio or the underlying ETF will pay in interest to the other party to the agreement plus all costs associated with the transaction. The Portfolios will apply certain investment standards when entering into reverse repurchase agreements, but the underlying ETFs may or may not have comparable standards.
The Portfolios do not intend to borrow for leverage purposes.  The Portfolios will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.  During the time a reverse repurchase agreement is outstanding, the Portfolios will maintain in a segregated custodial account an amount of cash, U.S. government securities or other liquid, high-quality debt securities at least equal in value to the repurchase price.  The Portfolios will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.
A Portfolio’s or underlying ETF’s use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Portfolio or the underlying ETF may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Portfolio or the underlying ETF under the agreement, the Portfolio or the underlying ETF may have been better off had it not entered into the agreement. However, the Portfolios will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Portfolios’ Board.
Collateralized Mortgage Obligations
Collateralized mortgage obligations ("CMOs") are collateralized bonds that are general obligations of the issuer of the bonds. CMOs are not direct obligations of the U.S. government. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages. The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued. Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMO. This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders. Also, because payments of principal and interest are not passed through, CMOs secured by the same pool of mortgages may be, and frequently are, issued with a variety of classes or series, which have different maturities and are retired sequentially. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down.
FHLMC has introduced a CMO which is a general obligation of FHLMC. This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.
Interest Only and Principal Only Mortgage-Backed Securities
Each Portfolio may also invest in a variety of more risky mortgage-backed securities, including Interest Only (“IO”) and Principal Only (“PO”) securities. IO instruments are entitled to receive only interest payments made on the underlying mortgages or mortgage-backed securities, while PO instruments are entitled to receive only principal payments made on the underlying mortgages or mortgage-backed securities.
IO instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of payments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. IO securities are subject to prepayment risk, which is the risk that payments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages.
PO instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of payments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster payments result in a higher rate of return when the face value of the security is paid back sooner than expected. PO securities are subject to extension risk, which is the risk that a rising interest rate environment will result in a slower rate of payments and will delay the final payment date.
Asset-Backed Securities
Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments, which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities.
Municipal Securities
Municipal securities share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. These securities include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues, and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.
Leveraged Loans
Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Circumstances surrounding default in the payment of interest or principal on a loan may result in a reduction in the value of the loan and a potential decrease in the net asset value (“NAV”). Although leveraged loans are generally secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Portfolio’s or underlying ETF’s access to the collateral may be limited by bankruptcy and, therefore, the Portfolio or underlying ETF could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.
There is no organized exchange on which loans are traded, and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market, and the Portfolio or underlying ETF may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  Many loans are not registered with the SEC or any state securities commission and are not often rated by any nationally recognized statistical rating organization (“NRSRO”). Generally there is less readily-available, reliable information about most loans than is the case for many other types of securities.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans are also subject to the risk of changes in legislation or state or federal regulations. Such legislation or regulations may impose additional requirements or restrictions on the ability of financial institutions to make loans and thereby reduce the availability of leveraged loans for investment.
Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries. From time to time, one or more of the factors described above may create volatility in the markets for debt instruments and decrease the liquidity of the loan market.
Securities With Equity And Debt Characteristics
Securities that have a combination of equity and debt characteristics may at times behave more like equity than debt or vice versa.  Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stock or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price.  These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, as well as changes in the credit quality of the issuer.
Illiquid Securities
Certain of the underlying ETFs may be able to invest in illiquid securities and such investments may be subject to certain limitations.  Each Portfolio may not purchase illiquid securities if more than 15% of the value of its net assets would be invested in such securities.  The Advisor will monitor the amount of illiquid securities in each Portfolio, under the supervision of the Portfolio’s Board, to ensure compliance with the Portfolio’s investment restrictions.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of the securities, and a Portfolio might be unable to sell restricted or other illiquid securities promptly or at reasonable prices.
Notwithstanding the above, the Portfolios and certain of the underlying ETFs may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act.  This rule permits certain qualified institutional buyers, such as the Portfolios and the underlying ETFs, to trade in privately placed securities even though such securities are not registered under the Securities Act.  If the Portfolio’s Board determines, based upon a continuing review of Rule 144A securities, that any such securities held by the Portfolio are liquid, they will not be subject to the 15% limit on illiquid investments.  The Portfolio’s Board has adopted guidelines as part of the Valuation Procedures and delegated to the Advisor the daily function of determining the liquidity of restricted securities.  The Board retains sufficient oversight and is ultimately responsible for the determinations.
Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Portfolio’s Board.
Options
The Portfolios may purchase put and call options and write covered call options and secured put options on securities, and may employ a variety of option combination strategies.  In addition, the Portfolios may write covered call options and secured put options on futures contracts.  Certain of the underlying ETFs may be able to purchase or write put or call options, although such activities may be subject to certain limitations.
The Portfolios may engage in such transactions only for hedging purposes, including implementation of the Portfolio’s volatility management strategy and hedging of the Portfolio’s cash position. The Portfolios may not engage in such transactions for the purposes of speculation or leverage.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date, and European-style options may be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over-the-counter are mainly European-style.

The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option’s time value, and the difference between the then-prevailing price of the underlying security and the option’s exercise price.  This difference, known as the option’s intrinsic value, determines whether an option is in-the-money, at-the-money or out-of-the-money at any point in time.  If there is an existing secondary market for an option, it can be closed out at any time by the Portfolio for a gain or a loss.  Alternatively, the holder of an in-the-money American-style option may exercise the option at any time prior to the expiration date, while the holder of an in-the-money European-style option must wait until the expiration date to exercise the option.  Options that expire out-of-the-money are worthless resulting in a loss of the entire premium paid.
Other principal factors that affect the market value of an option include supply and demand, interest rates,  and the current market price and price volatility of the underlying security.
Purchasing Options.  The purchaser of an option will pay a premium (plus any commission).  The premium reflects the total of the option’s time value and intrinsic value.  The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at the exercise price and has no obligation after the premium has been paid.
Call Options.  The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases.  However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option.  Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  Each Portfolio may only buy call options to implement the volatility management strategy, to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which a Portfolio intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.  The Portfolios may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the Portfolio.  The underlying ETFs, to the extent they purchase call options, may be subject to different limitations.
Put Options.  The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases.  However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option.  Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  The Portfolios may purchase put options to implement the volatility management strategy, to protect portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.  The underlying ETFs, to the extent they purchase put options, may be subject to different limitations.
Writing Options.   The Portfolios and certain of the underlying ETFs may write certain types of options.  Writing options means selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium.  The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security and has no rights other than to receive the premium.  Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless).  Accordingly, the Portfolio may only write covered call options and secured put options, which mitigate these substantial risks.   A call option is deemed "covered" if the underlying fund owns the security.  A put option is deemed "secured" if the Portfolio has segregated cash or securities having an aggregate value equal to the total purchase price the Portfolio will have to pay if the put option is exercised.  The underlying ETFs, to the extent they write call or put options, may be subject to different limitations.
Call Options.   A Portfolio or underlying ETF that writes a call option on a security will receive the option premium (less any commission), which helps to mitigate the effect of any depreciation in the market value of that security.  However, because the Portfolio or underlying ETF is obligated to sell that security at the exercise price, this strategy also limits the Portfolio's or underlying ETF’s ability to benefit from an increase in the price of the security above the exercise price.
Each Portfolio may write covered call options on securities.  This means that as long as the Portfolio is obligated as the writer of a call option, the Portfolio will own the underlying security.  The Portfolio may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the Portfolio and thus reduce declines in the net asset value per share of the Portfolio if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Portfolio to forego future appreciation of the securities covered by the option. The Portfolio's turnover may increase through the exercise of a call option that it has written; this will generally occur if the market value of the underlying security increases and the Portfolio has not entered into a closing purchase transaction. When the Portfolio writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.
Put Options.    A Portfolio or underlying ETF that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the Portfolio's or underlying ETF’s acquisition cost for that security.  A Portfolio or underlying ETF that is contemplating an investment in a security but that is uncertain about its near-term price trajectory could write a put option on a security; the premium will provide the Portfolio or underlying ETF with a partial buffer against a price increase, while providing the Portfolio or underlying ETF with an opportunity to acquire the security at the lower exercise price.  However, the Portfolio or underlying ETF remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price).  Accordingly, this strategy may result in unexpected losses if the option is exercised against the Portfolio or underlying ETF at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.
The Portfolios may only write secured put options, which require the Portfolio to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the Portfolio will have to segregate additional assets.  When the Portfolio writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.
Exchange-Traded Options.   The Portfolios or underlying ETFs may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers.  Options exchanges may provide liquidity in the secondary market. There can be no assurance that a secondary market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the Portfolio or underlying ETF from closing an options position, which could impair the Portfolio’s or underlying ETF’s ability to hedge effectively. The inability to close out a written option position may have an adverse effect on the Portfolio’s or underlying ETF’s liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.
The information provided above under "Purchasing Options" and "Writing Options" is applicable to exchange-traded options.
Options on Futures Contracts.    The Portfolios may purchase put or call options, write secured put options or write covered call options on futures contracts that the Portfolios could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  The Portfolios may also enter into closing transactions with respect to such options to terminate an existing position.
Each Portfolio may only invest in options on futures contracts to implement the volatility management strategy or to hedge its portfolio securities or its available cash balance, and not for speculation or leverage purposes.
Certain of the underlying ETFs may be able to purchase put or call options on futures contracts, although such activities may be subject to certain limitations.
The information provided above under "Purchasing Options" and "Writing Options" is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.
Additional Risks of Options.  If the Portfolios or underlying ETFs take options positions to hedge against a decline in the market and the market later advances, the Portfolios or underlying ETFs may suffer a loss on the options that they would not have experienced if they had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the option may move more than or less than the price of the securities being hedged. Where the Portfolio or underlying ETF has taken options positions to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the Portfolio or underlying ETF may decline. If this were to occur, the Portfolio or underlying ETF might lose money on the options and also experience a decline in the value of its portfolio securities.
The hours of trading for options on U.S. government securities may not correspond exactly to the hours of trading for the underlying securities. To the extent that the options markets close before the U.S. government securities markets close, significant movements in rates and prices may occur in the Government securities markets that cannot be reflected in the options markets.
The Portfolios can close out options on futures in the secondary market only on an exchange or board of trade or with an OTC market maker. Although the Portfolios intend to purchase or write only such options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option at any particular time. This might prevent a Portfolio from closing an option on a futures contract, which could require the Portfolio to make daily margin payments in the event of adverse price movements. If the Portfolio cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.

Derivatives
Derivatives generally involve various techniques to increase or decrease exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities for the purpose of adjusting the risk and return characteristics of a Portfolio or underlying ETF. Generally, each Portfolio can use these practices either as a substitute for alternative permissible investments or as protection against a move that has an adverse effect on the Portfolio's portfolio securities. The underlying ETFs may be subject to different limitations when investing in derivatives.  These techniques may increase the volatility of the Portfolios or underlying ETFs and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid, which can make it difficult to value them.  Derivatives may result in loss of principal.
Lending Portfolio Securities
Each Portfolio and certain underlying ETFs may lend portfolio securities, provided the aggregate value of the securities loaned will not exceed 33 1/3% of total assets.
The advantage of a securities loan is that the lender continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Portfolio’s or underlying ETF's investment objective, policies, and restrictions.
Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. On termination of the loan, the borrower is obligated to return the securities to the lender. The lender will recognize any gain or loss in the market value of the securities during the loan period. The lender may pay reasonable custodial fees in connection with the loan.
Temporary Defensive Positions
For temporary defensive purposes – which may include a lack of adequate purchase candidates or an unfavorable market environment – the Portfolios may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements.  The Portfolios' investments in temporary defensive positions are generally not insured by the Federal Deposit Insurance Corporation, even though a bank may be the issuer.
The Portfolios may invest in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" in "Supplemental Information on Investment Policies and Risks of The Portfolios and Underlying ETFs."

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS OF NON-ETF INVESTMENTS MADE BY THE PORTFOLIOS
Futures Contracts
Each Portfolio may purchase and sell futures contracts in accordance with the principal investment strategies discussed in the prospectus for each Portfolio and under the supervision of the Advisor and the applicable Subadvisor.  These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations.
A financial futures contract is an agreement between two parties to buy and sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, stock, commercial paper and bank certificates of deposit or the cash value of a financial instrument or index at a specified future date at a price agreed upon when the contract is made. The value of a unit of a stock index future is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.
Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a Portfolio is required to deposit an initial margin with the custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its future commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying financial instrument fluctuates.  Because the value of an index future depends primarily on the value of the applicable underlying index, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because an underlying ETF may not be invested in precisely the same proportion as its respective index (such as the S&P 500 or S&P MidCap 400), it is likely that the price changes of a Portfolio's index futures positions will not exactly correspond to the price changes of the Portfolio's investments in the related underlying ETF.
Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodity Futures Trading Commission ("CFTC"). Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts.  The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.
Regulatory Limitations. The Advisor to the Portfolios has claimed an exclusion from the CFTC’s definition of “commodity pool operator.” Under the relevant CFTC rule, the Advisor can claim an exclusion with respect to a Portfolio if the Portfolio, among other things, limits its use of certain derivatives, such as futures, certain options, and swaps.  Under the rule, if a fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). If a Portfolio’s use of futures contracts does not comply with these limits, then the Advisor and/or the Subadvisor would be subject to registration (if not already registered) and regulation in its capacity as the Portfolio’s commodity pool operator or commodity trading adviser, respectively, and the Portfolio would be subject to regulation under the Commodity Exchange Act. A Portfolio may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
The Portfolios generally intend to engage in transactions in futures contracts and options thereon only for hedging, risk management, volatility management and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities.
In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by a Portfolio, an amount of cash, U.S. Government securities or other liquid securities, equal to the notional value of the futures contracts and options thereon (less any related margin deposits), will be segregated by the Portfolios' custodian to cover the position, or alternative cover will be employed, thereby ensuring that the use of such futures contracts and options is unleveraged.
Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies, national and international policies, and economic events.
Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to a Portfolio. For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract an amount of cash, U.S. Government securities or other liquid securities equal in value to the current notional value of the underlying instrument less the margin deposit.

Liquidity. A Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. A Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. A Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.
Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although a Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the ETFs and/or other securities held by a Portfolio (“Portfolio Investments”), the Portfolio would continue to hold such Portfolio Investments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the Portfolio Investments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the Portfolio Investments will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.
Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. There are several risks in connection with the use by the Portfolios of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the Portfolio Investments that are the subject of the hedge. The Advisor or applicable Subadvisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio Investments that are the subject of the hedge.
Successful use of futures contracts by the Portfolios for hedging purposes is also subject to the Advisor's and/or Subadvisor's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or Portfolio Investments on which the futures are written might advance and the value of the Portfolio Investments might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its Portfolio Investments. However, while this might occur to a certain degree, the Advisor and Subadvisor believe that over time the value of Portfolio Investments will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the Portfolio Investments that are the subject of the hedge. It is also possible that if a Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the Portfolio Investments) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those Portfolio Investments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio had insufficient cash, it might have to sell Portfolio Investments to meet daily variation margin requirements. Such sales of Portfolio Investments might be, but would not necessarily be, at increased prices (which would reflect the rising market). A Portfolio might have to sell Portfolio Investments at a time when it would be disadvantageous to do so.
In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the Portfolio Investments being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the Portfolio Investments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the Portfolio Investments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the Portfolio Investments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Advisor or Subadvisor might not result in a successful hedging transaction over a short time period.

ADDITIONAL RISK DISCLOSURE
Financial Market Risk
Over the past several years, the U.S. and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Portfolios may invest. While certain recent economic indicators have shown modest improvements in the capital markets, these indicators could worsen. During periods of extreme market volatility, prices of securities held by the Portfolios may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Portfolios could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.
Reduced liquidity in credit and fixed-income markets may continue to negatively impact issuers worldwide. Illiquidity in these markets may reduce the amount of credit available to purchasers of raw materials, goods, and services, which may, in turn, place downward pressure on the prices of economic staples. It may also result in issuers facing increased difficulty obtaining financing and, ultimately, a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Portfolios.  The Advisor and each Subadvisor generally will take these and other economic conditions into consideration when making investment decisions for a Portfolio and will seek to manage the Portfolio in a manner consistent with achieving that Portfolio’s investment objective, but there can be no assurance that the Advisor or Subadvisor will be successful in doing so.
The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Although high debt levels are not necessarily indicators or causes of economic problems, they may create certain systemic risks if sound debt management practices are not implemented. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. Among other reasons for the downgrade, S&P cited controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility. The downgrade may also adversely affect the market prices and yields of securities backed by the U.S.
In light of these and other conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration, and regulators have increased their focus on the regulation of the financial services industry. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios are regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective.
Fixed-income markets have recently experienced a period of relatively high volatility. If the U.S. Federal Reserve chooses to resume its quantitative easing stimulus program or increases interest rates, fixed-income markets could continue to experience high volatility, which could negatively impact a Portfolio's performance.
Cybersecurity Risk
The Portfolios and their service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Portfolios or their investment advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Portfolios’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolios to regulatory fines or financial losses and/or cause reputational damage. The Portfolios may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issues or securities in which the Portfolios may invest, which could result in material adverse consequences for such issuers and may cause the Portfolios’ investment in such companies to lose value.

INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions
Each Portfolio has adopted the following fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio as defined under the 1940 Act.

(1)
The Portfolio may not concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby). This restriction shall not apply to investments in securities of other investment companies.

(2)
The Portfolio may not issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed).

(3)
The Portfolio may not underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter.

(4)
The Portfolio may not invest directly in commodities or real estate, although the Portfolio may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate, or real estate mortgages.

(5)
The Portfolio may not lend any security or make any loan, including engaging in repurchase agreements, if, as a result, more than 33 1/3% of the Portfolio’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Under the interpretation of the Securities and Exchange Commission ("SEC") staff, "concentrate" means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.
Each Portfolio may invest up to 10% of its net assets in reverse repurchase agreements.
Under current law each Portfolio may underwrite securities only in compliance with the conditions of sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Portfolio may underwrite securities to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act in selling a portfolio security.
Nonfundamental Investment Restrictions
The Board has adopted the following nonfundamental investment restrictions for each Portfolio. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1)	The Portfolio will, under normal circumstances, invest at least 80% of its assets, including borrowings for investment purposes, in exchange-traded funds (“ETFs”).

(2)	The Portfolio will not make any purchases of securities if borrowing exceeds 5% of total assets of the Portfolio.

(3)
The Portfolio may not purchase illiquid securities if more than 15% of the value of the Portfolio’s net assets would be invested in such securities. The Portfolio may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the U.S.

(4)	The Portfolio may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

(5)
With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Portfolio may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Portfolio's total assets.

(6)	The Portfolio may not purchase or retain securities issued by companies for the purpose of exercising control.
Except for the liquidity and borrowing restrictions, any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

DIVIDENDS, DISTRIBUTIONS, AND TAXES
Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If for any reason a Portfolio should fail to qualify, it would be taxed as a corporation at the Portfolio level, rather than passing through its income and gains to shareholders.
Any distributions of a Portfolio’s net investment income or realized net capital gains are normally paid once a year. However, the Portfolios do not intend to make distributions from realized net capital gains unless available capital loss carryforwards, if any, have been used.
Capital loss carryforwards as of December 31, 2014 were as follows:

Moderate	$0
Moderate Growth	$0
Growth	$0
Since the shareholders of the Portfolios are Insurance Companies, this SAI does not contain a discussion of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of annuity or life insurance policies, see the prospectus for the policies.

NET ASSET VALUE
Shares of each Portfolio are issued and redeemed at the NAV per share of the Portfolio. Each Portfolio’s NAV per share is determined by dividing that Portfolio’s total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding. Expenses are accrued daily, including the investment advisory fee. The NAVs of each Portfolio fluctuate based on the respective market value of the Portfolio’s investments. The NAV per share of each of the Portfolios is determined every business day as of the close of the regular session of the NYSE (generally 4:00 p.m. Eastern time). The Portfolios do not determine NAV on certain national holidays or other days on which the NYSE is closed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
In calculating NAV, the Portfolio follows standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date. This practice is known as “trade date plus one” or “T + 1 accounting”. Thus, changes in holdings of portfolio securities are reflected in the first calculation of NAV on the first business day following trade date, as permitted by applicable law. Security transactions for money market instruments are recorded on trade date.

CALCULATION OF TOTAL RETURN
The Portfolios may each advertise “total return.” Total return differs from yield in that yield figures measure only the income component of a Portfolio’s investments, while total return includes not only the effect of income dividends but also any change in NAV, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.
Total return is computed according to the following formula:
P(1 + T)n = ERV
where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and     ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10-year periods at the end of such periods (or portions thereof if applicable). Total return is historical in nature and is not intended to indicate future performance.
Information on the annual returns and the long-term performance for each Portfolio is provided in the Portfolio’s Prospectus.
Total return, like NAV per share, fluctuates in response to changes in market conditions. Total return for any particular time period should not be considered an indication of future return.

PURCHASE AND REDEMPTION OF SHARES
Purchases and redemption of Portfolio shares are effected only through the separate accounts of Insurance Companies.  The Portfolio will be deemed to have received a purchase or redemption order when the applicable Insurance Company receives the order in good order. The customer orders will be priced at the Portfolio’s NAV next computed after they are received by the Insurance Company.
The Portfolios have no arrangement with any person to permit frequent purchases and redemptions of Portfolio shares.
Each Portfolio has filed a notice of election with the SEC pursuant to Rule 18f-1 under the 1940 Act. The notice states that the Portfolio may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the NAV of the Portfolio, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). The notice of election is irrevocable while Rule 18f-1 is in effect unless the SEC permits the withdrawal of such notice.
See the Prospectuses for additional details on purchases and redemptions.

DIRECTORS AND OFFICERS
The Board of Directors supervises each Portfolio’s activities and reviews its contracts with companies that provide it with services. Business information about the Directors and Officers as well as information regarding the experience, qualifications, attributes and skills of the Directors is provided below. Independent Directors refers to those Directors who are not “interested persons” as that term is defined in the 1940 Act and the rules thereunder.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During Last 5 Years
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 79	Director	2008	Of counsel to firm of Schiller & Pittenger, P.C.	13	• None
ALICE GRESHAM BULLOCK AGE: 65	Director	2008	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	• None
M. CHARITO KRUVANT AGE: 69	Director	2008	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 69	Director	2008	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is the former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo & Company (banking and financial services) - NYSE
•
Wells Fargo Bank N.A. (since 2014)
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ARTHUR J. PUGH AGE: 78	Director	2008	Retired executive.	13
INTERESTED DIRECTORS
WILLIAM LESTER* AGE: 57	Director & President	2008	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13
•
Acacia Federal Savings Bank (through 2013)
•
Ameritas Investment Partners, Inc. (financial services)
•
Ameritas Investment Corp. (financial services)
•
Griffin Realty, LLC
•
Universal and Inland Insurance Companies
•
U.S. Bank – Lincoln
•
Bryan/LGH Health Systems

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During Last 5 Years
JOHN H. STREUR* AGE: 55	Director & Chair	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	38
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management) (through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*
Mr. Lester is an interested person of the Funds since he is an Officer of the parent company of the Fund’s Advisor. Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
VICKI L. BENJAMIN AGE: 54	Treasurer	2015	Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. since March 2015. Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.
ROBERT D. BENSON, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2014	Assistant General Counsel (since 2014) and Staff Attorney, Compliance (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc. (2005-2010).

THOMAS A. DAILEY AGE: 51	Vice President	2008	Vice President of the Advisor and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 40	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 47	Vice President & Secretary	1996
Vice President, Acting Secretary and Acting General Counsel (Deputy General Counsel prior to 2015) of Calvert Investments, Inc. Prior to August 10, 2015, Ms. Duke was also Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
ANDREW K. NIEBLER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

CATHERINE P. ROY AGE: 59	Vice President	2008	Senior Vice President of the Advisor and Chief Investment Officer – Fixed Income.
NATALIE A. TRUNOW AGE: 47	Vice President	2008	Senior Vice President of the Advisor, and Chief Investment Officer – Equities.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As of December 31, 2014, Trustees and Officers of each Portfolio  as a group own less than 1% of the Fund’s outstanding shares.
Additional Information about the Directors
The Board of Directors believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board of Directors believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, Subadvisors, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Directors, support this conclusion.  The Board of Directors has also considered the contributions that each Director can make to the Board and the Portfolios.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Director:  Mr. Blatz, legal experience; Ms. Gresham Bullock, academic leadership experience, legal experience and experience as a board member of various organizations; Ms. Kruvant, experience as a chief executive officer of a private company and experience as a board member of various organizations; Ms. Milligan, academic leadership experience, experience as a chief executive officer of a private company, and experience as a board member of various organizations; Mr. Pugh, experience as a business executive and experience as a board member of a bank; Mr. Lester, experience as a chief executive officer of an investment management firm; and Mr. Streur, leadership roles within the Advisor and certain of its affiliates, and experience building and managing investment management firms. References to the experience, qualifications, attributes and/or skills of the Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having special expertise or experience, and shall not impose any greater responsibility or liability on any such Director or on the Board by reason thereof.
Board Structure
The Board of Directors is responsible for overseeing the management and operations of the Fund and the Portfolios.  The Board consists of five Independent Directors and two Directors who are interested persons of the Fund.  Mr. Streur, who is an interested person of the Fund, serves as Chairperson of the Board.
The Board of Directors has two standing committees:  the Governance Committee and the Audit Committee.  Each of the Governance and Audit Committees is chaired by an Independent Director and composed of all of the Independent Directors.  Although the Board has not designated a lead independent director, the Chair of the Governance Committee acts as a liaison between Fund management and the Independent Directors.  In addition, the Chairs of the Governance Committee and Audit Committee work with Fund management in formulating agendas for Board and Committee meetings.
Through the Governance and Audit Committees, the Independent Directors consider and address important matters involving the Portfolios, including those presenting conflicts or potential conflicts of interest for Fund management.  The Independent Directors also regularly meet outside the presence of Fund management and are advised by independent legal counsel.  The Board of Directors has determined that its committees help ensure that the Portfolios have effective and independent governance and oversight.  The Board of Directors has also determined that its leadership structure is appropriate given the Advisor’s sponsorship of the Portfolios, that investors have selected the Advisor to provide overall management to the Portfolios, and the Chairperson’s senior leadership role within the Advisor and an affiliated insurance company through which shares of the Portfolios may be offered.  The Board of Directors also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.
The Governance Committee addresses matters of fund governance, including policies on Director compensation and on Board and Committee structure and responsibilities; the functions of the Governance Committee of the Board also include those of a Nominating Committee, e.g., handling initiation and consideration of nominations for the appointment or election of independent

Directors of the Board.  These matters were addressed in meetings held four times in the past fiscal year. The current members of this Committee are Mmes. Gresham Bullock, Milligan and Kruvant and Messrs. Blatz and Pugh, each an Independent Director.
The Audit Committee approves and recommends to the Board independent public accountants to conduct the annual audit of the Fund's financial statements; reviews with the independent public accountants the outline, scope, and results of the annual audit; and reviews the performance and fees charged by the independent public accountants for professional services.  In addition, the Audit Committee meets with the Fund's independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control.  It met five times in the past fiscal year. The current members of this Committee are Mmes. Gresham Bullock, Milligan and Kruvant and Messrs. Blatz and Pugh, each an Independent Director.
The Board of Directors of the Fund has retained Lipper Analytical Services, Inc. to provide the Board with an independent analysis of investment performance and expenses for each Portfolio, in connection with the Board’s annual consideration of the renewal of the Fund’s investment advisory, subadvisory, and underwriting agreements, as required by Section 15(c) of the 1940 Act.
Board Oversight of Risk
An integral part of the Board’s overall responsibility for overseeing the management and operations of the Portfolios is the Board’s oversight of the risk management of the Portfolios’ investment programs and business affairs.  The Portfolios are subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  The Portfolios, the Advisor, the Subadvisors and other service providers to the Portfolios have implemented various processes, procedures and controls to identify risks to the Portfolios, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.
The Board of Directors exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Portfolios, the Board of Directors requires management of the Advisor and the Fund, including the Fund’s Chief Compliance Officer (“CCO”), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the Audit Committee receive regular reports from the Fund’s independent public accountants on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Directors meet with the Fund’s CCO, including outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Fund’s CCO regarding the operation of the compliance policies and procedures of the Fund and its primary service providers.  The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Portfolios, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Portfolios’ securities.  The Board also receives reports from the Fund’s primary service providers, including the Subadvisors, regarding their operations as they relate to the Portfolios.
Directors’ Ownership of Portfolio Shares
The Directors owned shares in the Portfolios and in all other Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2014:

Name of Director	Dollar Range of Equity Securities in each Portfolio	Aggregate Dollar Range of Equity Securities In All Registered Investment companies Overseen By Directors in Calvert Family of Funds
Independent Directors
Frank H. Blatz Jr., Esq.	None	None
Alice Gresham Bullock	None	None
M. Charito Kruvant	None	$50,001-$100,000
Cynthia Milligan	None	None
Arthur J. Pugh	None	None
Interested Directors
Barbara J. Krumsiek*	None	>$100,000
William Lester	None	None
John H. Streur**	None	None
*Ms. Krumsiek resigned as a Director of the Fund, effective December 31, 2014.
**Mr. Streur became a Director of the Fund, effective January 1, 2015.

Directors’ Compensation
Director Compensation Table
Calvert Variable Products, Inc.
The following table (unaudited numbers) sets forth information describing the compensation of each Director for his/her services to the Fund for each Portfolio’s most recent fiscal year ended December 31, 2014 and to all of the portfolios in the Fund Complex. Each Portfolio is responsible for a proportionate share of these payments incurred after it commences operations.

Name of Person, Position	Aggregate Compensation From Fund (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid to Directors***
Frank H. Blatz, Jr., Esq.**, (Director)	$49,199	$24,599	$61,000
Alice Gresham Bullock, (Director)	$53,229	$0	$103,500
M. Charito Kruvant**, (Director)	$50,406	$0	$179,500
Cynthia Milligan**, (Director)	$50,406	$0	$99,000
Arthur J. Pugh**, (Director)	$53,232	$13,308	$66,000
Barbara J. Krumsiek*, (Director & Chairperson)	$0	$0	$0
William Lester*, (Director & President)	$0	$0	$0
John H. Streur* (Director & Chairperson)	$0	$0	$0

*
Ms. Krumsiek was an interested person of the Fund since she was an Officer and Director of the Advisor and certain affiliates. Ms. Krumsiek resigned as a Director of the Fund, effective December 31, 2014. Mr. Lester is an interested person of the Fund since he is a Director of the parent company of the Advisor. Mr. Streur became a Director and Chairperson of the Fund, effective January 1, 2015, and is an interested person of the Fund since he is an Officer and Director of the Advisor and certain affiliates.

**
Mses. Kruvant and Milligan and Messrs. Blatz and Pugh have chosen to defer a portion of their compensation. As of December 31, 2014, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $725,234; $443,778; $1,709,570; and $702,834, respectively.

***	As of December 31, 2014, the Fund Complex consisted of thirty-nine (39) Funds.
Directors of each Portfolio not employed by the Fund’s Advisor or its affiliates may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Directors Deferred Compensation Plan. Management believes this will have a negligible effect on each Portfolio’s assets, liabilities, net assets, and net income per share.

INVESTMENT ADVISOR AND SUBADVISORS
The Fund’s Investment Advisor is Calvert Investment Management, Inc. ("Calvert" or the "Advisor"), a subsidiary of Calvert Investments, Inc., which is a subsidiary of Ameritas Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Portfolios, the Advisor provides investment advice to the Portfolios and oversees the day-to-day operations, subject to the supervision and direction of the Board of Directors. The Advisor provides the Portfolios with investment supervision and management, and office space; furnishes executive and other personnel to the Portfolios; and pays the salaries and fees of all Directors who are employees of the Advisor or its affiliates. The Portfolios pay all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses of Directors, executive officers and employees of the Fund, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy materials to shareholders; shareholder meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
Under the Investment Advisory Agreement, the Advisor receives an annual fee, payable monthly, of 0.42% of Calvert VP Volatility Managed Moderate Portfolio’s average daily net assets; 0.42% of Calvert VP Volatility Managed Moderate Growth Portfolio’s average daily net assets; and, 0.42% of Calvert VP Volatility Managed Growth Portfolio’s average daily net assets.
The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse a Portfolio for expenses; and (iii) pay broker/dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees or reimburse expenses of the Portfolio, except as noted in the Portfolio’s Prospectus.

The advisory fees paid to the Advisor by the Portfolios since inception were as follows:

	2013*	2014
Moderate	$14,496	$241,910
Moderate Growth	$21,396	$97,363
Growth	$34,319	$230,522
*The Fund commenced operations on April 30, 2013.
Subadvisors
Ameritas Investment Partners, Inc. (“AIP”), 390 Cotner Blvd., Lincoln, NE 68505, is a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of Ameritas Mutual Holding Company. AIP serves as subadvisor for the Calvert VP Volatility Managed Moderate Portfolio,  Calvert VP Volatility Managed Moderate Growth Portfolio, and the Calvert VP Volatility Managed Growth Portfolio. For each Portfolio, AIP receives a subadvisory fee, payable monthly by the Advisor, of 50% of the balance of the advisory fee (less reimbursements, and less platform fees*), based on the current value of net assets for the respective Portfolio.
Milliman Financial Risk Management LLC (“Milliman”), 71 S. Wacker Dr., 31st Floor, Chicago, IL 60606, is the investment subadvisor for the Calvert VP Volatility Managed Moderate Portfolio,  Calvert VP Volatility Managed Moderate Growth Portfolio, and the Calvert VP Volatility Managed Growth Portfolio.  The Advisor will pay Milliman a monthly fee computed on a daily basis, at an annual rate, equal to: 0.20% of the Portfolio’s daily net assets.
The Advisor and the Fund have received an exemptive order to permit it and the Advisor to enter into and materially amend the respective Investment Subadvisory Agreement (entered into with any subadvisor that is not an “affiliated person,” as defined in Section 2(a)(3) of the 1940 Act) without shareholder approval.** Within 90 days of the hiring of any Subadvisor or the implementation of any material change in an Investment Subadvisory Agreement with an unaffiliated Subadvisor, the affected Portfolio will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any material change to the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

*	Platform fees are those non-sales related revenue sharing fees, which may include service and recordkeeping fees, generated by a Portfolio’s participation on third party investment platforms.

**	For purposes of this discussion, AIP is considered to be an “affiliated person."

PORTFOLIO MANAGER DISCLOSURE
Additional information about each Portfolio’s portfolio manager, identified in the Prospectus of the Portfolio, is provided below.

A.	Other Accounts Managed by Portfolio Manager of the Portfolios
The following portfolio managers of the Portfolios are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below.  This information includes accounts managed by any group that includes the identified portfolio manager.  The "Other Accounts" category includes accounts managed in the portfolio manager’s personal as well as professional capacities.
Calvert VP Volatility Managed Moderate Portfolio
AIP
Kevin L. Keene, CFA

Accounts Managed (not including Calvert VP Volatility Managed Moderate Portfolio) as of December 31, 2014	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	2
Total Assets in Other Accounts Managed	$980,677,753	$0	$2,196,569,472
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Milliman
Adam Schenck, CFA, FRM

Accounts Managed (not including Calvert VP Volatility Managed Moderate Portfolio) as of December 31, 2014	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	1	$0
Total Assets in Other Accounts Managed	$6,882,014,539	$264,467,248	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Blake Graves, FRM

Accounts Managed (not including Calvert VP Volatility Managed Moderate Portfolio) as of December 31, 2014	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	2	0	0
Total Assets in Other Accounts Managed	$308,816,440	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert VP Volatility Managed Moderate Growth Portfolio
AIP
Kevin L. Keene, CFA

Accounts Managed (not including Calvert VP Volatility Managed Moderate Growth Portfolio) as of December 31, 2014	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	2
Total Assets in Other Accounts Managed	$1,045,151,757	$0	$2,196,569,472
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Milliman
Adam Schenck, CFA, FRM

Accounts Managed (not including Calvert VP Volatility Managed Moderate Growth Portfolio) as of December 31, 2014	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	1	0
Total Assets in Other Accounts Managed	$6,946,532,501	$264,467,248	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Blake Graves, FRM

Accounts Managed (not including Calvert VP Volatility Managed Moderate Growth Portfolio) as of December 31, 2014	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	2	0	0
Total Assets in Other Accounts Managed	$308,816,440	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert VP Volatility Managed Growth Portfolio
AIP
Kevin L. Keene, CFA

Accounts Managed (not including Calvert VP Volatility Managed Growth Portfolio) as of December 31, 2014	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	2
Total Assets in Other Accounts Managed	$998,611,136	$0	$2,196,569,472
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Milliman
Adam Schenck, CFA, FRM

Accounts Managed (not including Calvert VP Volatility Managed Growth Portfolio) as of December 31, 2014	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	1	0
Total Assets in Other Accounts Managed	$6,899,940,340	$264,467,248	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Blake Graves, FRM

Accounts Managed (not including Calvert VP Volatility Managed Growth Portfolio) as of December 31, 2014	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	2	0	0
Total Assets in Other Accounts Managed	$308,816,440	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

B.	Potential Conflicts of Interest in Managing the Portfolios and Other Accounts
The following describes material conflicts of interest, which may potentially arise in connection with the management of a Portfolio’s investments by a portfolio manager and that individual’s simultaneous management of the investments of any other accounts listed in this SAI.  See “Other Accounts Managed by Portfolio Managers of the Portfolios” above.

Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio, and Calvert VP Volatility Managed Growth Portfolio
AIP:
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolio on one hand, and the management of other registered investment companies and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same indexes the Portfolio tracks or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.
A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.
A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. AIP has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Milliman:
Milliman has not identified any material conflicts between the Portfolios and other accounts managed by Milliman and its portfolio managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Portfolios and other accounts because the portfolio managers manage other accounts. The management of the Portfolios and other accounts may result in unequal time and attention being devoted to the Portfolios and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Portfolios, whereby the portfolio managers could favor one account over another. Further, a potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Portfolios’ trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Portfolios. These potential conflicts of interest could create the appearance that the portfolio managers are favoring one investment vehicle over another.

C.	Compensation of Portfolio Manager of the Portfolios
Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each portfolio manager from a Portfolio, the Advisor and/or Subadvisor of the Portfolio, or any other sources with respect to management of the Portfolio, and (2) the cash and non-cash compensation received by the portfolio manager from any other accounts listed in this SAI. See “Other Accounts Managed by Portfolio Managers of the Portfolios” above.
AIP:

Compensation with Respect to Management of the Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio, and Calvert VP Volatility Managed Growth Portfolio
and Other Accounts as of December 31, 2014

Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	AIP	The base salary is a fixed amount based on industry market compensation surveys.
Bonus	AIP
The annual bonus is calculated as a percentage of base salary and on various criteria, including annual profitability compared to its budget, assets under management, personal performance criteria and specific performance measures (such as pre-tax total return, peer rankings, etc.) calculated on a dollar-weighted average basis among accounts with the same investment objectives.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

Milliman:

Compensation with Respect to Management of the Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio, and Calvert VP Volatility Managed Growth Portfolio
and Other Accounts as of December 31, 2014

Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Milliman	Portfolio managers are paid competitive salaries by Milliman.
Bonus	Milliman
Portfolio managers may receive bonuses based on qualitative considerations, such as an individual's contribution to the organization, and performance reviews in relation to job responsibilities. Bonuses paid to the portfolio managers are also based in part on the profitability of the investment adviser.

Deferred Compensation	Milliman	Investment professionals may participate in profit-sharing plans.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A
D. Securities Ownership of the Portfolio Manager of the Portfolios
With respect to each Portfolio Manager identified in the applicable Prospectus, the following information sets forth the Portfolio Manager’s beneficial ownership of securities as of December 31, 2014 in the Portfolio managed by that individual. The securities were valued as of December 31, 2014. (Specified ranges: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Portfolio	Firm	Name of Portfolio Manager	Fund Ownership
Calvert VP Volatility Managed Moderate Portfolio	AIP	Kevin L. Keene, CFA	None
	Milliman	Adam Schenck, CFA, FRM	None
	Milliman	Blake Graves, FRM	None
Calvert VP Volatility Managed Moderate Growth Portfolio	AIP	Kevin L. Keene, CFA	None
	Milliman	Adam Schenck, CFA, FRM	None
	Milliman	Blake Graves, FRM	None
Calvert VP Volatility Managed Growth Portfolio	AIP	Kevin L. Keene, CFA	None
	Milliman	Adam Schenck, CFA, FRM	None
	Milliman	Blake Graves, FRM	None

ADMINISTRATIVE SERVICES AGENT
Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of the Portfolios’ affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CIAS receives an annual administrative fee payable monthly equal to 0.10% of each Portfolio’s average daily net assets.
The administrative fees paid to CIAS by the Portfolios since inception were as follows:

	2013*	2014
Moderate	$3,452	$57,598
Moderate Growth	$5,094	$23,181
Growth	$8,171	$54,886
* The Fund commenced operations on April 30, 2013.

METHOD OF DISTRIBUTION
Calvert Investment Distributors, Inc. (“CID”) is the principal underwriter and distributor for the Fund. CID is an affiliate of the Advisor. Under the terms of its underwriting agreement with the Fund, CID markets and distributes the Portfolios' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.
Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan (the "Plan"), which permits the Fund to pay certain expenses associated with the distribution and servicing of shares. Such expenses for Class F shares may not exceed, on an annual basis, 0.25% of each Portfolio’s Class F average daily net assets. Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Portfolio shareholders, compensation to broker/dealers, underwriters, and salespersons.
The Fund's Plan was approved by the Board of Directors, including the Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plans. The selection and nomination of the Directors who are not interested persons of the Fund is committed to the discretion of such Independent Directors. In establishing the Plan, the Directors considered various factors, including the anticipated amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plan will benefit the Portfolios and their shareholders, including through economies of scale that may be realized at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.
The Plan may be terminated by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the Plan, or by vote of a majority of the outstanding shares of the affected class of each Portfolio. Any change in the Plan that would materially increase the distribution cost to a Portfolio requires approval of the shareholders of the affected class; otherwise, the Plan may be amended by the Directors, including a majority of the Independent Directors as described above. The Plan will continue in effect for successive one-year terms provided that such continuance is specifically approved by: (i) the vote of a majority of the Directors who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan, and (ii) the vote of a majority of the entire Board of Directors.
Distribution and shareholding servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Fund as part of the annual operating expenses). CID is responsible for paying (i) all commissions or other fees to its associated persons which are due for the sale of the Portfolio shares, and (ii) any compensation to other broker-dealers and their associated persons due under the terms of any sales agreement between CID and the broker-dealers. The Advisor, CID and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Portfolios. The Advisor, CID and/or their affiliates have agreed to pay certain firms compensation based on sales of Portfolio shares or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Portfolio shares, above the usual sales charges, distribution and service fees.  In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program.  This list may be changed from time to time. As of March 31, 2015, the Advisor, CID and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: Ameriprise Financial Services, Ameritas Life Insurance Corp., Charles Schwab & Co., Inc., CUSO, First Ameritas Life Insurance Corp., LPL Financial Services, Merrill Lynch, Morgan Stanley, Pershing, Raymond James, Thrivent Financial for Lutherans, UBS Financial Services and Wells Fargo Advisors.  Where payments are being made to a broker/dealer to encourage sales of Portfolio shares, the broker/dealer has an incentive to recommend Portfolio shares to its customers. Neither the Advisor nor any Subadvisor uses Portfolio brokerage to compensate broker/dealers for the sale of Portfolio shares.
The Fund has entered into an agreement with CID as principal underwriter. CID makes a continuous offering of the Portfolios' securities on a "best efforts" basis. Under the terms of the agreement, CID is entitled to receive a distribution fee and a service fee from each Portfolio based on the average daily net assets of the Portfolio's respective classes. These fees are paid pursuant to the Portfolios' Plans.
Total Plan Expenses paid to the Distributor by the Portfolios for the fiscal year ended December 31, 2014 were as follows:

Class F
Moderate	$143,994
Moderate Growth	$57,954
Growth	$137,216

For the fiscal year ended December 31, 2014, the Portfolios' Plan expenses were spent for the following purposes:

Class F	Moderate	Moderate Growth	Growth
Compensation to broker/dealers	$140,342	$53,026	$132,951
Compensation to sales personnel	$0	$0	$0
Advertising	$3,652	$1,883	$4,265
Printing and mailing of prospectuses to other than current shareholders	$0	$174	$0
Compensation to underwriters	$0	$0	$0
Interest, financing charges	$0	$0	$0
Other	$0	$2,871	$0

TRANSFER AND SHAREHOLDER SERVICING AGENTS
Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N. A., has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Portfolio shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
Calvert Investment Services, Inc. (“CIS”), a subsidiary of the Advisor, has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker/dealer data, and preparing and distributing statements to shareholders regarding their accounts.
For these services, BFDS receives a fee based on the number of shareholder accounts and shareholder transactions, while CIS receives a fee of 0.75 basis points or 0.0075% as a percentage of average daily net assets. CIS may contract with subagents, at the Fund’s expense, to provide recordkeeping and sub-accounting services to the Portfolios.
The following chart shows the shareholder servicing fees paid to CIS by the Portfolios since inception:

	2013*	2014
Moderate	$286	$2,160
Moderate Growth	$408	$1,369
Growth	$506	$3,013
*The Fund commenced operations on April 30, 2013.

PORTFOLIO TRANSACTIONS
The Portfolio’s Advisor and Subadvisors place orders with broker-dealers for the Portfolios’ portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Fixed income securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.
Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Portfolios' Advisor and Subadvisors make investment decisions and select brokers and dealers under the direction and supervision of the Board of Directors.
Broker/dealers who execute portfolio transactions on behalf of the Portfolios are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor's or Subadvisor's obligation to seek best execution. The Portfolios have adopted a policy that prohibits the Advisor and the Subadvisors from using Portfolio brokerage to compensate broker/dealers for promotion or sale of Portfolio shares.  Since inception, total brokerage commissions paid were as follows:

	2013*	2014
Moderate	$2,060	$19,252
Moderate Growth	$2,944	$8,448
Growth	$5,768	$18,025
*The Fund commenced operations on April 30, 2013
Increases in brokerage commissions in 2014 for the Portfolios were due to the Portfolios operating a full fiscal year, portfolio rebalancing associated with a portfolio manager change and higher shareholder inflows.
The Portfolios have not paid brokerage commissions to any affiliated persons since inception.
The Portfolios' Advisor and Subadvisors select brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisors of the Portfolios. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.
If, in the judgment of the Advisor or Subadvisor, the Portfolios or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Portfolios as well as other Calvert funds and managed accounts.
For the fiscal year ended December 31, 2014, the Advisor and/or Subadvisors allocated brokerage commissions for soft dollar research services in the following amounts:

	Amount of Transactions	Related Commissions
Moderate	$36,784,714	$8,412
Moderate Growth	$26,123,211	$6,349
Growth	$56,410,048	$13,145
For the same period, the Advisor and/or Subadvisors received no soft-dollar credits for new issue fixed income designations.
As of December 31, 2014, the following Portfolios held securities of their "regular broker-dealers" (as defined in the 1940 Act) or of the parents of those broker-dealers as indicated in the amounts shown below:

Portfolio	Broker/Dealer	Type of Security D = debt E = equity	Amount
Moderate	State Street Bank and Trust Company	D	$5,329,116
Moderate Growth	State Street Bank and Trust Company	D	$1,627,342
Growth	State Street Bank and Trust Company	D	$3,610,486
The portfolio turnover rates for the last two fiscal years were as follows:

	2013*	2014
Moderate	3%	36%
Moderate Growth	6%	46%
Growth	1%	30%
*The Fund commenced operations on April 30, 2013.
Increases in portfolio turnover for the Portfolios were due to the Portfolios operating a full fiscal year, portfolio rebalancing associated with a portfolio manager change and higher shareholder inflows.

PORTFOLIO HOLDINGS DISCLOSURE
The Portfolios have adopted a Portfolio Holdings Disclosure Policy (“Disclosure Policy”) that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Portfolio’s portfolio holdings.
Publicly Available Portfolio Holdings
Information regarding a Portfolio’s portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on http://www.calvert.com/strategies/strategies-by-product/variable-portfolios. This information may be a Portfolio’s complete portfolio holdings, such as those disclosed in its Semi-Annual or Annual Reports and filed with the Commission on Form N-CSR, or in its quarterly holding reports filed with the SEC on Form N-Q after the Portfolio’s first and third quarters. A Fund’s portfolio holdings are available on the www.calvert.com website: for equity funds, 15 calendar days after each month-end; for fixed-income funds, 15 calendar days after each quarter-end. From time to time, a Portfolio may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Portfolio’s publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.
Non-Public Portfolio Holdings
The Portfolios’ Disclosure Policy, as described generally below, allows the disclosure of a Portfolio’s non-public portfolio holdings for the Portfolio’s legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.
Subject to approval from the Legal Department of Calvert Investments, Inc., a representative from the Administrator may provide a Portfolio’s non-public portfolio holdings to a recognized rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.
A service provider or other third party that receives information about a Portfolio’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Portfolio (e.g.,  a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Portfolio and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.
A Portfolio’s partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Portfolios and current and prospective clients of the Advisor, provided that:  (1) the recipient makes a specific request to the General Counsel of Calvert Investments, Inc. (or his designee) (“Authorized Individual”); (2) the Authorized Individual determines that the Portfolio has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual considers the recipient’s need for the relevant holdings information, whether the disclosure will benefit the Portfolio, or, at a minimum, not harm the Portfolio, and what conflicts may result from such disclosures.
Under the Disclosure Policy, neither a Portfolio, the Advisor, nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Portfolio’s non-public portfolio holdings. The Disclosure Policy is subject to annual review by the Fund’s Board of Directors. The Board of Directors shall also receive annual reports from Fund management on those entities to whom such disclosure has been made.

Ongoing Arrangements
The following is a list of those entities to whom information about the Funds’ non-public portfolio securities is made available and the frequency (following a 15 day lag), including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a written confidentiality agreement, which may include provisions preventing use of the information to trade.

Name of Entity	Information Provided	Frequency Provided
Barclays Capital	Portfolio Holdings	Daily
Barra	Portfolio Holdings	Daily
Bloomberg	Portfolio Holdings	Daily
Charles River Systems	Portfolio Holdings	Daily
FactSet	Portfolio Holdings	Daily
HC Asset Management	Portfolio Holdings	Quarterly
Institutional Shareholder Services	Portfolio Holdings	Quarterly
KPMG	Portfolio Holdings	Annually
Morningstar	Portfolio Holdings	Monthly
State Street Bank and Trust	Portfolio Holdings	Daily
Thomson Reuters/Lipper	Portfolio Holdings	Monthly

PERSONAL SECURITIES TRANSACTIONS
The Fund, the Advisor and Subadvisors, as applicable, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards of the Advisor as defined in the rule when dealing with the public. The Code of Ethics permits associated persons of the Fund, the Advisor and Subadvisors, as applicable, and principal underwriter, to invest in securities that may be purchased or held by the Portfolios. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material nonpublic information.

PROXY VOTING DISCLOSURE
Please refer to Appendix A of this SAI for the Global Proxy Voting Guidelines For Calvert Family of Funds. The Guidelines include the policies and procedures that the Portfolios use in determining how to vote proxies relating to Portfolio securities other than the securities of investment companies acquired by a Portfolio in reliance on Section 12(d)(1)(F) of the 1940 Act for which the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.  The Guidelines also include the policies and procedures that the Portfolios use in determining when a vote presents a possible conflict of interest between the interests of a Portfolio’s shareholders, and those of a Portfolio's Advisor, principal underwriter, or an affiliated person of the Portfolio, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS
Any shareholder who wishes to send a communication to the Board of Directors of the Fund should send the communication to the attention of the Fund's Secretary at the following address:
Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
All communications should state the specific Portfolio to which the communication relates. After reviewing the communication, the Fund’s Secretary will forward the communication to the Board of Directors.
In its function as a nominating committee, the Governance Committee of the Board of Directors will consider any candidates for vacancies on the Board from any shareholder of a Portfolio who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Portfolio. Shareholders of a Portfolio who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund’s Secretary at 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an independent Director. A shareholder wishing to recommend to the Governance Committee of the Fund a candidate for election as a Director may request the Fund’s Policy for the Consideration of Director Nominees by contacting the Fund’s Secretary at the address above.
If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Fund’s Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund’s Secretary at the address above. Communications to individual Directors or to a Committee sent in care of the Fund’s Secretary will be forwarded to the individual Director or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN
KPMG LLP serves as the independent registered public accounting firm for the Portfolios.  State Street Bank & Trust Company, N.A. serves as custodian of the Portfolios’ investments. The custodian has no part in deciding the Portfolios’ investment policies or the choice of securities that are to be purchased or sold for the Portfolios.

GENERAL INFORMATION
Each Portfolio is a series of Calvert Variable Products, Inc., an open-end management investment company organized as a Maryland corporation. All of the Portfolios are diversified. Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. Each Portfolio offers a single class of shares.  Upon liquidation of a Portfolio, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.
The Fund issues separate shares for each Portfolio. Shares of each of the Portfolios have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations. No Portfolio has preference over another Portfolio. The Insurance Companies and a Portfolio’s shareholders will vote Portfolio shares allocated to registered separate accounts in accordance with instructions received from policyholders. Under certain circumstances, which are described in the accompanying prospectus of the variable life or annuity policy, the voting instructions received from variable life or annuity policyholders may be disregarded.
All shares of common stock have equal voting rights (regardless of the NAV per share) except that only shares of the respective Portfolio are entitled to vote on matters concerning only that Portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights. Holders of shares of any Portfolio are entitled to redeem their shares as set forth above under “Purchase and Redemption of Shares.” The shares do not have cumulative voting rights, and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Directors.
The Fund’s Board of Directors has adopted a “proportional voting” policy, meaning that Insurance Companies will vote all of a Portfolio’s shares, including shares the Insurance Companies hold, in return for providing the Portfolio with its capital and in payment of charges made against the variable annuity or variable life separate accounts, in proportion to the votes received from contractholders or policyowners. As a result of proportional voting, a small number of contractholders and/or policyowners may determine the outcome of a shareholder vote.
The Fund is not required to hold annual policyholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a policyholder, you can instruct the respective Insurance Company how to vote each share in which you have a beneficial interest.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of September 30, 2015, to the Funds’ knowledge, the following entities beneficially owned more than 25% of the voting securities of the listed Portfolios:

Portfolio Name/Name and Address	% of Ownership
Calvert VP Volatility Managed Moderate Portfolio
Ameritas Life Insurance Corp	82.7%
Lincoln, NE

Calvert VP Volatility Managed Moderate Growth Portfolio
Ameritas Life Insurance Corp	84.73%
Lincoln, NE

Calvert VP Volatility Managed Growth Portfolio
Ameritas Life Insurance Corp	93.68%
Lincoln, NE
Ameritas Life Insurance Corp. is domiciled in Nebraska, and is an affiliate of the Funds’ Advisor and principal underwriter. Ameritas Life Insurance Corp. is a subsidiary of Ameritas Holding Company, which is a subsidiary of Ameritas Mutual Holding Company.
As of September 30, 2015, to the Funds’ knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Funds as shown:

Portfolio Name
Name and Address	% of Ownership

Calvert VP Volatility Managed Moderate Portfolio

Ameritas Life Insurance Corp.	82.70%
Ameritas Separate Account VA2
Lincoln, NE

Ameritas Life Insurance Corp.	10.03%
Separate Account LLVA
Lincoln, NE

Calvert VP Volatility Managed Moderate Growth Portfolio

Ameritas Life Insurance Corp.	84.73%
Ameritas Separate Account VA2
Lincoln, NE

Ameritas Life Insurance Corp.	8.59%
Separate Account LLVA
Lincoln, NE

Calvert VP Volatility Managed Growth Portfolio

Ameritas Life Insurance Corp.	93.68%
Ameritas Separate Account VA2
Lincoln, NE

Ameritas Life Insurance Corp.	6.32%
Separate Account LLVA
Lincoln, NE

FUND SERVICE PROVIDERS
INVESTMENT ADVISOR
Calvert Investment Management, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
SHAREHOLDER SERVICING AGENT
Calvert Investment Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
PRINCIPAL UNDERWRITER
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
ADMINSTRATIVE SERVICES AGENT
Calvert Investment Administrative Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103
CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, Massachusetts 02110

APPENDIX A
GLOBAL PROXY VOTING GUIDELINES
FOR
CALVERT FAMILY OF FUNDS
I. INTRODUCTION
Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility characterize healthy corporations. A well-governed, sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.

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Long-Term Value. Responsible, healthy companies focus on long-term value creation that align the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

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Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

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Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.
On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.

When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.
When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.
When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.
Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund’s Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.
Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and on the Securities and Exchange Commission’s website at www.sec.gov.
II. CORPORATE GOVERNANCE
A. Board and Governance Issues
The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.
One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.
Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.
Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.
Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company’s success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.
Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.
Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.
The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

Board Independence

•	The Fund advisor will oppose slates of directors without at least a majority of independent directors.

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The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

•	The Fund advisor will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.

•	The Fund advisor will support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.
Board Diversity

•	The Fund advisor will oppose slates of directors that result in a board that does not include gender, racial and diversity of perspective.

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The Fund advisor may oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

•	The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.
Board Accountability

•	The Fund advisor will oppose slates of directors in situations where the company failed to take action on shareowner proposals that were approved by the majority of votes cast in the prior year.

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The Fund advisor will oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.

•	The Fund advisor will oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders.

•	The Fund advisor will oppose directors when the company’s poison pill has a “dead-hand” or “modified dead-hand” feature.

•	The Fund advisor will oppose directors if the board adopts a poorly structured poison pill without shareholder approval.

•	The Fund advisor will oppose directors if the board makes a material adverse change to an existing poison pill without shareholder approval.

•	The Fund advisor will evaluate on a case-by-case basis and potentially oppose director nominees for Environment, Social, and Governance (ESG) failures.

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The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

•	The Fund advisor will oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.
Board Committee on Sustainability/Corporate Social Responsibility Issues
Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

•	The Fund advisor will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.
Limitations, Director Liability and Indemnification
Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

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The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors’ Tenure
Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

•	The Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

•	The Fund advisor will oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance.
Director Stock Ownership
Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

•	The Fund advisor will oppose excessive awards of stock or stock options to directors.
Director Elections
Contested Election of Directors
Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•	The Fund advisor will evaluate director nominees on case-by-case basis in contested election of directors.
Classified or Staggered Boards
On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

•	The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.
Majority Vote Standard
A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees. Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

•	The Fund advisor will generally support both precatory and binding resolutions seeking to establish a majority vote standard.
Cumulative Voting
Cumulative voting allows shareowners to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.
Shareholder Rights
Supermajority Vote Requirements
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

•	The Fund advisor will ordinarily oppose supermajority vote requirements.
Shareowner Access to Proxy
Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners - whom directors are supposed to represent - are deprived of the same right. We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

•	The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.
Restrictions on Shareowners Acting by Written Consent
Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

•	The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.

•	The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.
Restrictions on Shareowners Calling Meetings
It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

•	The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such, restrictions limit the right of shareowners to participate in governance.
Dual or Multiple Classes of Stock
In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners - often a majority of shareowners - to exercise influence over the governance of the corporation. This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

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The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

•	The Fund advisor will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.
Ratification of Auditor and Audit Committee
The annual shareholder ratification of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

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The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed 25 % of all fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

•	The Fund advisor will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

•	The Fund advisor will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).

•	The Fund advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.
In a number of countries companies routinely appoint internal statutory auditors.

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The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

•	The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.
Audit Committee

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The Fund advisor will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

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The Fund advisor will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them

Transparency and Disclosure
International corporate governance is constantly changing and there have been waves of development of governance codes around the world. The common thread throughout all of these codes is that shareowners want their companies to be transparent.

•	The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

•	The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

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The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

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The Fund advisor will ordinarily support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.

•	The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

•	The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.
B. Executive and Employee Compensation
Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership. Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.
There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. The structure of these compensation plans often determines the level of alignment between management and shareowner interests. Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria. These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.
Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Employee Compensation

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The Fund advisor will ordinarily support proposals requesting companies disclose compensation practices and policies—including salaries, option awards, bonuses, and restricted stock grants—of top management, Board of Directors, and employees.

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The Fund advisor will ordinarily support proposals requesting that companies disclose links between firm financial performance and annual compensation packages of top management, Board of Directors, and employees.

CEO and Executive Compensation

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The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).

•	The Fund advisor will support proposals seeking to establish an annual shareholder advisory vote on compensation.

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The Fund advisor will ordinarily oppose proposals seeking shareholder ratification of the company’s executive officers’ compensation (also known as an Advisory Vote on Compensation) if executive risks and rewards are not aligned with the interests of shareowners and the long-term performance of the corporation.

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The Fund advisor will ordinarily oppose compensation proposals if the plan lacks a sufficient connection to performance, or lacks adequate disclosure, or contains features that are considered to be problematic or clearly deviate from best market practice without adequate justification.

Compensation Committee

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The Fund advisor may oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.

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The Fund advisor will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.

•	The Fund advisor will examine and ordinarily oppose proposals for re-pricing of underwater options.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

•	The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing be submitted for shareholder approval.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

•	The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

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The Fund advisor will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Expensing of Stock Options
Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

•	The Fund advisor will ordinarily support proposals requesting that companies expense stock options.
Pay Equity

•	The Fund advisor will support proposals requesting that management provide a pay equity report.

Ratio between CEO and Worker Pay

•	The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.
Executive Compensation Tie to Non-Financial Performance

•
The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements
Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

•	The Fund advisor will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.

•
The Fund advisor will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

•	The Fund advisor will oppose the election of compensation committee members who approve severance agreements that are not ratified by shareowners.
C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring
Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.
Considering the Non-Financial Effects of a Merger Proposal
Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

•	The Fund advisor will support proposals that consider non-financial impacts of mergers.

•
The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.

•
The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law
Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

•
The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Charter and By-Laws
There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

•
The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation
Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

•	The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

•
The Fund advisor will review on a case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

•
The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization
Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

•	The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

•
The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock
Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

•
The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills
Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

•	The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

•	The Fund advisor will ordinarily oppose poison pills or shareowner rights plans.

Greenmail
Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

•	The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.
III. CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY
A. Sustainability Reporting
The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

•
The Fund advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

•	The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.
B. Environment
All corporations have an impact on the environment. A company’s environmental policies and performance can have a substantial effect on the firm’s financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

•
The Fund advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

•
The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.

•
The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles
The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

•	The Fund advisor will support proposals requesting that a company become a signatory to the Ceres Principles.
Climate Change Mitigation
Shareholder initiatives on climate change have focused on companies that contribute materially to climate change. Increasingly, corporations in a wide variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective—and often cost-saving—steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose information, using various guidelines. This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting renewable energy resources for fossil fuels.

•
The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

•	The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

•	The Fund advisor will support proposals seeking an assessment of a company’s impact on financed emissions through their operations, lending, and borrowing activities.
Climate Change Adaptation
Shareholder initiatives on climate change may also focus on companies that are particularly at risk from disruptions due to climate change. Companies may face physical risk in operations or in the supply chain, or price shocks or disruptions of key raw materials, or other impacts. Initiatives have included proposals that request companies to disclose these potential risks and detail measures taken to understand and mitigate risks.

•	The Fund advisor will support proposals seeking the preparation of a report on the company’s risks due to climate change.

•	The Fund advisor will support proposals seeking disclosure of the company’s plans to adapt to climate change.
Chemical and Other Global Sustainability Concerns
In the absence of truly effective regulation, it is largely up to companies to manage (and disclose information concerning) the use of harmful chemicals in the products we encounter every day. Shareholder initiatives with companies may focus on other planetary boundaries and global sustainability concerns and risks (not mentioned elsewhere in this section) as defined by the Stockholm Resilience Center. Such initiatives may include information about the company’s impact on atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere; nitrogen and phosphorus use; and chemical pollution and dispersion globally.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to nitrogen and phosphorus use.

•
The Fund advisor will support proposals seeking the preparation of a report on a company’s operations and products impacts on chemical pollution and dispersion globally, including dispersion of chemicals and plastics globally throughout global ecosystems, and other associated risks.

Water
Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain and the company’s operations, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems globally, including open ocean, near-shore ocean, coastal, freshwater, and aquifer impacts, including any broad hydrological system impacts.

•
The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to water quality and ocean acidification.

•	The Fund advisor will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.
Environmental Justice
Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, Indigenous Peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or Indigenous Peoples have little or no voice in political and economic affairs.

•
The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

•	The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.
Land-Use Change / Biodiversity Conservation/GMOs
Companies should disclose information regarding company policies, programs and performance indicators related to land-use change such as deforestation and degradation, agriculture, and biodiversity conservation.

•
The Fund advisor will support proposals requesting greater transparency on companies’ biodiversity impacts of supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

•
The Fund advisor will support proposals requesting greater transparency on companies’ land-use changes, including deforestation and degradation and agriculture impacts from their supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

•
The Fund advisor will support proposals requesting greater transparency on companies’ GMOs impacts from their supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

Hydraulic Fracturing
Companies should disclose information regarding company policies, programs and performance indicators related to oil and natural gas development employing well stimulation that utilizes hydraulic fracturing. Moreover, the Shale Gas Production Subcommittee commissioned by U.S. Secretary of Energy supports greater disclosure. The Subcommittee’s November 11, 2011, final report regarding its analysis of the measures “that can be taken to reduce the environmental impact and improve the safety of shale gas production” included the recommendation to “improve public information about shale gas operations1.” As the Subcommittee’s report indicates, much of the conflict that has been associated with shale oil and gas development in the United States can be attributed to a lack of communication and transparency. Therefore, it would be a great disservice to stakeholders that benefit from responsible development of natural gas employing hydraulic fracturing if the progress of that development was impeded by insufficient disclosure of the policies, programs and performance metrics that govern and indicate the responsible management of oil and natural gas.

•	The Fund advisor will support proposals requesting greater transparency on the practice of hydraulic fracturing and associated risks.
C. Workplace Issues
Labor Relations
Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

•	The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

•	The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

•	The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.
________________________
1U.S. Department of Energy. “Shale Gas Production Subcommittee Second 90-Day report.” November 11, 2011.
http://www.shalegas.energy.gov/resources/111811_final_report.pdf.

Vendor/Supplier Standards
Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

•
The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)
Women and minorities are still significantly underrepresented in the ranks of senior corporate management and other high-income positions, and overrepresented in the more poorly paid categories, including office and clerical workers and service workers. This lack of diversity at all levels of the corporate enterprise can stifle the free expression of diverse perspectives and insights, reducing the level dynamism, adaptability to change, and ultimately competitive advantage. Furthermore, women and people of color have long been subject to discrimination in the workplace, thus depriving the company of the full benefit of their potential contributions.
Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

•	The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

•
The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of “glass ceilings” for women and minority employees.

•
The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•
The Fund advisor will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•	The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.

•
The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings
Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

•	The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D. International Operations and Human Rights
Business Activities and Investments
Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations were not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records have come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.
Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact, the UN Voluntary Principles on Human Rights and Security, UN Guiding Principles on Business and Human Rights and the International Labor Organization’s core labor standards. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

•
The Fund advisor will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.

•	The Fund advisor will ordinarily support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.

•	The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

•	The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.

•	The Fund advisor will ordinarily support proposals requesting a report discussing the company’s efforts to eliminate conflict minerals from supply chains.
Internet Surveillance/Censorship and Data Security
Information technology sector companies often do business in countries with potentially repressive regimes, raising concerns that companies may be abetting repression and censorship of the Internet.  For instance, governments may use an information, communications and technology (ICT) company’s technologies to track, monitor, identify, and suppress political dissent. Thus, companies’ interactions with governments could violate the Global Network Initiative’s Principles on Freedom of Expression and Privacy, the ICT sector’s predominating standards for protecting consumers’ rights in these areas.

•
The Fund advisor will support proposals asking companies to adopt and/or disclose Internet privacy and censorship policies and procedures relating to privacy, freedom of speech, Internet censorship, government monitoring of the Internet, and government requests for customer data.

Unauthorized Images
Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

•	The Fund advisor will support proposals asking companies to avoid the unauthorized or improper use of images of racial, ethnic, or indigenous groups in the promotion of their products.

International Outsourcing Operations
Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in production zones characterized by low taxation, low wages, and inadequate regulation. Companies often operate in these regions under U.S. government-sponsored programs to promote international trade and economic development. In addition, companies often aim to take advantage of limited regulatory frameworks that result in lower labor costs and fewer environmental and other regulations. These types of operations have caused harmful social and environmental impacts, including severe violation of labor standards and outsized carbon emissions. Calvert encourages companies to disclose supplier location information, including, at a minimum, country-level operations and, optimally, suppliers’ specific identities and locations.

•
The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations in locations characterized by low taxation, low labor costs, and inadequate regulation.

•
The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals
The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

•
The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

•
The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E. Indigenous Peoples’ Rights
Cultural Rights of Indigenous Peoples
The survival, security and human rights of millions of Indigenous Peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them. Such companies also need to follow the UN Declaration on the Rights of Indigenous Peoples, which sets out the individual and collective rights of Indigenous Peoples, as well as their rights to culture, identity, language, employment, health, education and other issues

•
The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

•
The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

•	The Fund advisor will ordinarily support proposals requesting that companies support and follow the UN Declaration on the Rights of Indigenous Peoples and/or create a policy or program to do so.
F. Product Safety and Impact
Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

•
The Fund advisor will review on case-by-case basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

•	The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.
Toxic Chemicals
Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals.  Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals.  In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products.  These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union) posing liability risk to the company. In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals.  Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose product ingredients.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.

•	The Fund advisor will examine and vote on a case-by-case basis asking companies to reformulate a product by a given date, unless this reformulation is required by law in selected markets.
Animal Welfare
Shareowners and animal rights groups sometimes file resolutions with companies that engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

•	The Fund advisor will ordinarily support proposals seeking information on a company’s animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

•	The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

•
The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco
Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

•	The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

•	The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.
G. Weapons Contracting
Weapons/Military Products
Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

•	The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.

H. Community
Equal Credit Opportunity
Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

•	The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.
Redlining
Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

•	The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.
Predatory Lending
Predatory lending involves charging excessive fees to subprime borrowers without providing adequate disclosure. Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

•	The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

•	The Fund advisor will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.
Insurance Companies and Economically Targeted Investments
Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

•	The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.
Healthcare
Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

•	The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.
I. Political Action Committees and Political Partisanship
Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

•
The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.

•
The Fund advisor will ordinarily support resolutions requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.

•
The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J. Other Issues
All social issues that are not covered in these Guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific sustainable and socially responsible criteria. In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department (“CSRD”) will report to the Boards on issues not covered by these Guidelines as they arise.
IV. CONFLICT OF INTEREST POLICY
All Calvert Funds strictly adhere to the Guidelines detailed in Sections II and III, above.
Thus, generally, adherence to the Global Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.
Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Global Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.
Adopted September 2000.
Last Revised September 2014.

APPENDIX B
Corporate Bond and Commercial Paper Ratings (source:  Standard & Poor's Ratings Services)
Bonds

AAA:	An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB:
An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:  These obligations are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB:
An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B:
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations.  Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC:
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation.  Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated CC is currently highly vulnerable to nonpayment.

C:	An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D:
An obligation rated D is in payment default.  The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Note: Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Notes

SP-1:
These issues are considered as having a strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2:  These issues are considered as having a satisfactory capacity to pay principal and interest.
SP-3:  These issues are considered as having a speculative capacity to pay principal and interest.
Commercial Paper

A-1:	This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:	This rating indicates a satisfactory degree of safety regarding timely payment.

A-3:
This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody's Investors Service)
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Ratings (source: Moody's Investors Service)
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.